Exhibit 99.1

Microbot Medical® Secures U.S. Based Logistics Partner to Support the Commercialization of Its LIBERTY® Endovascular Robotic System

The Experienced MedTech Logistics Provider Will Help Ensure Effective and Efficient Inventory Management and Customer Support

The Company is on Track to Commence the Launch of LIBERTY® during Q4 This Year

HINGHAM, Mass., October 14, 2025 — Microbot Medical Inc. (Nasdaq: MBOT), developer and distributer of the innovative LIBERTY® Endovascular Robotic System, has partnered with a U.S. based third-party logistics (3PL) company to support the commercialization of the FDA-cleared LIBERTY® System. The Company is expected to initiate the limited market release of the LIBERTY® System during the current fourth quarter of 2025 with the broader launch anticipated to occur in April 2026 during the Society of Interventional Radiology conference, which is the largest Interventional Radiology conference in the U.S.

The 3PL company is a fully compliant and integrated fulfillment solutions provider specializing in the medical device industry, which would allow the Company to leverage its proximity to key markets, and provide effective and efficient order processing and the ability to maintain inventory to meet expected demand from a strategically located, climate-controlled warehouse.

“As we continue to establish the infrastructure to support the commercial launch of LIBERTY following FDA clearance, we believe that having an established logistics provider with deep medtech expertise puts us in a stronger position to achieve our go-to-market initiatives more efficiently,” commented Michal Ahuvia, Director of Operations.

About Microbot Medical

Microbot Medical Inc. (NASDAQ: MBOT) is a breakthrough medical device company focused on transforming endovascular procedures through advanced robotic technology. Microbot’s LIBERTY® Endovascular Robotic System is the first single-use, remotely operated robotic solution designed for precision, efficiency and safety. Backed by a strong intellectual property portfolio and a commitment to innovation, Microbot is driving the future of endovascular care.

Learn more at www.microbotmedical.com and connect on LinkedIn and X.

Safe Harbor

Statements to future financial and/or operating results, future growth in research, technology, clinical development, commercialization and potential opportunities for Microbot Medical Inc. and its subsidiaries, along with other statements about the future expectations, beliefs, goals, plans, or prospects expressed by management, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws. Any statements that are not historical fact (including, but not limited to statements that contain words such as “contemplates,” “continues,” “could,” “forecasts,” “intends,” “may,” “might,” “possible,” “potential,” “predicts,” “projects,” “should,” “would,” “will,” “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements involve risks and uncertainties, including, without limitation, market conditions, risks inherent in the commercialization of the LIBERTY® Endovascular Robotic System, and in the development of future versions of or applications for the system, uncertainty in the results of regulatory pathways and regulatory approvals, uncertainty resulting from political, social and geopolitical conditions, particularly any changes in personnel or processes or procedures at the FDA and announcements of tariffs on imports into the U.S., disruptions resulting from new and ongoing hostilities between Israel and the Palestinians, Iran and other neighboring countries, and maintenance of intellectual property rights. Additional information on risks facing Microbot Medical® can be found under the heading “Risk Factors” in Microbot Medical’s periodic reports filed with the Securities and Exchange Commission (SEC), which are available on the SEC’s web site at www.sec.gov. Microbot Medical® disclaims any intent or obligation to update these forward-looking statements, except as required by law.

Contacts:

IR@microbotmedical.com

Media@microbotmedical.com